                                                                    Exhibit 25.1

                                POWER OF ATTORNEY

            WHEREAS, the undersigned officers and directors of CD&L, Inc. (the "Company") desire to authorize Albert W. Van Ness, Jr., and William T. Brannan to act as their attorneys-in-fact and agents, for the purpose of executing and filing the Company's Annual Report on Form 10-K, including all amendments thereto;

            NOW, THEREFORE,

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Albert W. Van Ness, Jr., and William T. Brannan and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute the Company's Annual Report on Form 10-K, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 17th day of April, 2001.

        SIGNATURE                                  TITLE
        ---------                                  -----


/s/ Albert W. Van Ness, Jr.   Chairman of the Board, Chief Executive Officer
---------------------------   and Director (Principal Executive Officer)
Albert W. Van Ness, Jr.


/s/ William T. Brannan        President, Chief Operating Officer and Director
---------------------------
William T. Brannan


/s/ Russell J. Reardon        Vice President, Chief Financial Officer (Principal
---------------------------   Financial and Accounting Officer)
Russell J. Reardon


/s/ Michael Brooks            Courier and Distribution Group President and
---------------------------   Director
Michael Brooks


/s/ Thomas E. Durkin III      Director
---------------------------
Thomas E. Durkin


/s/ Jon F. Hanson             Director
---------------------------
Jon F. Hanson


/s/ Marilu Marshall           Director
---------------------------
Marilu Marshall


/s/ Matthew Morahan           Director
---------------------------
Matthew Morahan


/s/ John Simourian            Director
---------------------------
John Simourian


/s/ John S. Wehrle            Director
---------------------------
John S. Wehrle


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